EATON VANCE SHORT DURATION STRATEGIC INCOME FUND
Supplement to Summary Prospectus dated March 1, 2014

The following change is effective September 30, 2014:

The following replaces the second, third and fourth paragraphs in “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Short Duration Strategic Income Fund”:

The Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective.  The Fund seeks investment in, but not limited to, U.S. government agency mortgage-backed securities, preferred and convertible securities, high yield corporate debt, loans, sovereign nations including emerging markets (such as currencies, interest rates and debt instruments issued or guaranteed by sovereign entities), municipal investments, equity securities and commodity-related investments.  Under normal market conditions, the Fund’s average duration will not exceed 3.5 years.

The Fund expects to achieve certain investment exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund.  The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund’s use of derivatives may be extensive.

The Fund will maintain an average credit rating of at least investment grade (BBB by Standard & Poor’s Ratings Services or Fitch Ratings, or Baa by Moody’s Investors Service). The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called “junk bonds”).  The Fund may invest up to 35% of its net assets in securities that are rated below investment grade.  The Fund may invest up to 10% of its net assets in municipal securities and may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.

August 20, 2014	16010 8.20.14

EATON VANCE CURRENCY INCOME ADVANTAGE FUND
EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE SHORT DURATION STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2014

The following changes are effective September 30, 2014:

1.  The following replaces the second, third and fourth paragraphs in “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Short Duration Strategic Income Fund”:

The Fund has a flexible investment strategy and will invest in a variety of securities and other investments and use a variety of investment techniques in pursuing its investment objective.  The Fund seeks investment in, but not limited to, U.S. government agency mortgage-backed securities, preferred and convertible securities, high yield corporate debt, loans, sovereign nations including emerging markets (such as currencies, interest rates and debt instruments issued or guaranteed by sovereign entities), municipal investments, equity securities and commodity-related investments.  Under normal market conditions, the Fund’s average duration will not exceed 3.5 years.

The Fund expects to achieve certain investment exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund.  The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.  The Fund’s use of derivatives may be extensive.

The Fund will maintain an average credit rating of at least investment grade (BBB by Standard & Poor’s Ratings Services or Fitch Ratings, or Baa by Moody’s Investors Service). The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called “junk bonds”).  The Fund may invest up to 35% of its net assets in securities that are rated below investment grade.  The Fund may invest up to 10% of its net assets in municipal securities and may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.

2.  The following replaces the first paragraph of “Overview” under “Investment Objectives & Principal Policies and Risks”:

Overview.  Short Duration Strategic Income Fund seeks to achieve its investment objective primarily by allocating its assets among other registered investment companies managed by Eaton Vance and its affiliates, including the Portfolios, that invest in various asset classes, but also may invest in securities and other instruments directly. A listing of the Eaton Vance funds and their prospectuses may be found on the Eaton Vance website (www.eatonvance.com).  Short Duration Strategic Income Fund posts information about the allocation of its assets to the Eaton Vance website periodically.

The following change is effective immediately:

3.  The following is added as the second paragraph of “Foreign and Emerging Market Investments” under “Investment Objectives & Principal Policies and Risks”:

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell receive or deliver the securities.

August 20, 2014	16009 8.20.14